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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): JUNE 15, 2004

                                KELLWOOD COMPANY
               (Exact name of Registrant as specified in Charter)

         DELAWARE                     000-07340                  36-2472410
(Jurisdiction of incorporation   (Commission File Number)      (IRS Employer
       or organization)                                      Identification No.)
                            600 KELLWOOD PARKWAY
                            ST. LOUIS, MISSOURI 63017
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (314) 576-3100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 15, 2004, Kellwood Company (the "Company") issued a press release filed herewith as Exhibit 99.1 regarding a private placement under Rule 144A under the Securities Act of 1933 that will be made only to qualified institutional buyers. The press release is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         99.1 Press Release dated June 15, 2004.

         99.2  Risk Factors.

ITEM 9. REGULATION FD DISCLOSURE

         In connection with the private placement described in Item 5 above, the Company published the "Risk Factors" furnished herewith as Exhibit 99.2. Exhibit
99.2 is hereby incorporated by reference.


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                                   SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         KELLWOOD COMPANY

                                         By: /s/ Thomas H. Pollihan
                                            ----------------------------
                                            Name: Thomas H. Pollihan
                                            Title: Senior Vice President,
                                                   Secretary & General Counsel

Dated: June 15, 2004